Exhibit 99.1350CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
Section 906 of the Sarbanes Oxley Act

Pursuant to 18 U.S.C. § 1350, the undersigned officer of BlackRock Small Cap Growth Fund II of BlackRock
Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC (the “registrants”), hereby certifies, to the best of her knowledge, that the registrants' Report on Form N-CSR for the period ended May
31, 2010 (the “Report”), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of
1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: August 4, 2010

/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of
BlackRock Master LLC

Pursuant to 18 U.S.C. § 1350, the undersigned officer of BlackRock Small Cap Growth Fund II of BlackRock
Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC (the “registrants”), hereby certifies, to the best of his knowledge, that the registrants' Report on Form N-CSR for the period ended May
31, 2010 (the “Report”), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of
1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date: August 4, 2010

/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth
Portfolio of BlackRock Master LLC

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and
Exchange Commission.